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                                                                    EXHIBIT 23.7



                        CONSENT OF INDEPENDENT AUDITORS



The Partners
Wicks Broadcast Group Limited Partnership:



    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



/s/ KPMG Peat Marwick LLP



McLean, VA



June 2, 1998